EXHIBIT 10.20


                          COLLATERAL SHARING AGREEMENT

                  This COLLATERAL SHARING AGREEMENT, dated as of May 15, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"), is entered into by and among Bank One, NA ("BANK ONE"), having its principal office in Chicago, Illinois, formerly known as The First National Bank of Chicago, in its capacity as contractual representative (the "AGENT") for the "Lenders" under the Bank Credit Agreements (as defined below) listed on Annex I attached hereto (such Lenders, the "BANKS"), the Banks, the holder of the 2001 Notes (as defined below) listed on Annex II attached hereto (the "2001 NOTEHOLDER" and together with the 2005 Noteholder defined below, the "NOTEHOLDERS"), the holder of the 2005 Notes (as defined below) listed on Annex III attached hereto (the "2005 NOTEHOLDER"; the Banks, the 2001 Noteholder and the 2005 Noteholder, together with their respective successors and assigns, are herein sometimes collectively called the "LENDERS" and individually called a "LENDER"), and Bank One, in its capacity as contractual representative for the Lenders hereunder (the "COLLATERAL AGENT"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the "Bank Credit Agreements", the "2001 Note Agreement", and the "2005 Note Agreement" (each as defined below).

                                    RECITALS:

                  WHEREAS, Ag-Chem Equipment Co., Inc., a Minnesota corporation (herein called the "COMPANY"), the Banks listed as "Short-Term Lenders" on Annex I hereto, and the Agent have entered into that certain Short Term Revolving Credit Agreement dated as of June 4, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "SHORT-TERM BANK CREDIT AGREEMENT"), pursuant to which, among other things, the Short-Term Lenders have agreed to make certain advances to the Company (the "SHORT-TERM LOANS");

                  WHEREAS, the Company, Ag-Chem Equipment Canada, Ltd., Ag-Chem Europe, B.V. (Ag-Chem Europe, B.V., together with Ag-Chem Equipment Canada, Ltd., the "SUBSIDIARY BORROWERS"), the Banks listed as "Long-Term Lenders" on Annex II hereto, and the Agent have entered into that certain Third Amended and Restated Long Term Revolving Credit Agreement, dated as of June 4, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "LONG-TERM BANK CREDIT AGREEMENT", and together with the Short-Term Bank Credit Agreement, the "BANK CREDIT AGREEMENTS"), pursuant to which, among other things, the Long-Term Lenders have agreed to make certain advances to the Company and the Subsidiary Borrowers (the "LONG-TERM LOANS" and together with the Short-Term Loans, the "LOANS") and to issue letters of credit for the account of the Company (the "LETTERS OF CREDIT");

                  WHEREAS, the 2001 Noteholder is the holder of the Company's 6.83% Series A Senior Notes, with an initial aggregate principal amount of $15,000,000, due April 6, 2001 (the "2001 NOTES") issued pursuant to a Note Agreement, dated as of April 6, 1994, between the Company and the 2001 Noteholder (as the same may be amended, restated, supplemented or

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otherwise modified from time to time, the "2001 NOTE AGREEMENT", and together with the 2005 Note Agreement defined below, the "NOTE AGREEMENTS");

                  WHEREAS, the 2005 Noteholder is the holder of the Company's 7.25% Series A Senior Notes, with an initial aggregate principal amount of $15,000,000, due April 6, 2005 (the "2005 NOTES" and together with the 2001 Notes, the "NOTES") issued pursuant to a Note Agreement, dated as of October 10, 1995, between the Company and the 2005 Noteholder (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "2005 NOTE AGREEMENT", and together with the 2001 Note Agreement, the 2001 Notes, the 2005 Notes, and the Bank Credit Agreements, the "LENDER DOCUMENTS");

                  WHEREAS, pursuant to the terms of the Collateral Documents, each of the Company, Ag-Chem Equipment Canada, Ltd. and the entities (the "GUARANTORS") set forth on Annex IV hereto that have guaranteed the repayment of all amounts due and payable under the Lender Documents, shall on the date hereof grant a security interest in certain of its assets to the Agent on behalf of the Lenders; and

                  WHEREAS, the Lenders desire to agree to the relative priority of the application of payments received pursuant to the terms of the Collateral Documents with respect to the Obligations (as defined below), and certain other rights and interests;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Agent, the Lenders and the Collateral Agent hereby agree as follows:

                  1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "ACTIONABLE DEFAULT" means, under either Bank Credit Agreement or either Note Agreement, (a) an Event of Default (as defined therein) shall have occurred thereunder as a result of (i) the nonpayment of amounts owing thereunder, (ii) noncompliance with any financial covenant set forth therein, including, without limitation, those financial covenants set forth in Section
5.2 of each Bank Credit Agreement and in Section 7.1 of the 2005 Note Agreement , or (iii) the bankruptcy or insolvency of the Company or any of its affiliates,
(b) a notice shall have been delivered to the Company and/or a Subsidiary Borrower by the Agent under either Bank Credit Agreement or a Noteholder under its respective Note Agreement indicating that an Event of Default (as defined therein) has occurred and is continuing and the Obligations due under such Agreement are immediately due and payable, or (c) a default shall have occurred under any Collateral Document or Guaranty and the Agent, the Collateral Agent, or a Lender, as applicable, shall have caused the amounts owing thereunder to become immediately due and payable.

                  "AGENT'S EXPENSES" means all of the fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel) (i) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Collateral Document, if not previously reimbursed, or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (ii) incurred or required to be


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advanced in connection with the sale or other disposition or the custody, preservation or protection of the Collateral pursuant to any Collateral Document and the exercise or enforcement of the Collateral Agent's rights under this Agreement and in and to the Collateral.

                  "COLLATERAL" means all property of the Company, Ag-Chem Equipment Canada, Ltd., or any Guarantor in which the Agent or the Collateral Agent shall have been granted a security interest or lien under any of the Collateral Documents.

                  "COLLATERAL ACCOUNT" means the collateral account established and maintained by the Collateral Agent pursuant to Section 8.

                  "COLLATERAL DOCUMENTS" means any and all security agreements, financing statements, and other similar instruments executed by the Company, Ag-Chem Equipment Canada, Ltd., or a Guarantor in favor of the Collateral Agent from time to time pursuant hereto, in each case as such agreements and instruments may be amended, modified, supplemented and/or restated, and together in each case with any other agreements, instruments and documents incidental thereto.

                  "DISTRIBUTION DATE" means the second business day in each calendar week, commencing with the first such business day following receipt by the Collateral Agent of a Notice of Actionable Default.

                  "GUARANTY" means any guaranty entered into by a Guarantor in favor of the Agent, the Collateral Agent, and/or any Lender guaranteeing the repayment of the Obligations due and payable under a Lender Document.

                  "L/C INTERESTS" means, with respect to any Bank constituting a Long-Term Lender, such Bank's direct or participation interests in all unpaid reimbursement obligations with respect to Letters of Credit and such Bank's direct obligations or risk participations with respect to undrawn amounts of all outstanding Letters of Credit, provided that the undrawn amounts of outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent at any time as provided in Section 9(b) hereof.

                  "NOTICE OF ACTIONABLE DEFAULT" means a written notice to the Collateral Agent from any Lender or Lenders stating that it is a "Notice of Actionable Default" hereunder and certifying that an Actionable Default has occurred and is continuing. A Notice of Actionable Default may be included in a written direction to the Collateral Agent from the Requisite Lenders pursuant to
Section 5.

                  "NOTICE OF DEFAULT" means a written notice to the Collateral Agent from any Lender or Lenders stating that it is a "Notice of Default" hereunder and certifying that an Event of Default (as defined in either of the Bank Credit Agreements or either of the Note Agreements) has occurred and is continuing.

                  "OBLIGATIONS" means all of the monetary obligations owed by the Company, the Subsidiary Borrowers, and the Guarantors to the Lenders and the Agent under the Bank Credit


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Agreements, the Note Agreements, the Notes, the Guarantees, the Collateral
Documents, and related agreements, documents, and instruments, including, without limitation, (1) the outstanding principal amount of, accrued and unpaid interest on, and any unpaid Make Whole Amount (as defined in the Note Agreements) or other breakage or prepayment indemnification due with respect to, the Loans and the Notes, (2) any unpaid reimbursement obligations with respect to any Letters of Credit, (3) any undrawn amounts of any outstanding Letters of Credit, and (4) any other unpaid amounts (including amounts in respect of fees, expenses, indemnification, hedging obligations permitted under the Bank Credit Agreements and reimbursement) due from the Company, the Subsidiary Borrowers and the Guarantors under any of the Note Agreements, Notes, Bank Credit Agreements, Guarantees or Collateral Documents; provided that the undrawn amounts of any outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Agent at any time as provided in
Section 9(b) hereof.

                  "PRINCIPAL EXPOSURE" means, with respect to any Lender at any time (i) if such Lender is a Bank, the aggregate amount of such Lender's Commitments under each of the Bank Credit Agreements, or, if the Banks shall then have terminated the Commitments or if the Collateral Agent shall then have received a Notice of Actionable Default that shall not have been withdrawn, the sum of (x) the outstanding principal amount of such Lender's Loans and (y) the outstanding face and/or principal amount of such Lender's L/C Interests at such time, and (ii) if such Lender is a Noteholder, the outstanding principal amount of such Lender's Notes at such time.

                  "PRO RATA SHARE" means, with respect to any Lender at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Principal Exposure at such time, and the denominator of which is the aggregate amount of the Principal Exposure of all of the Lenders at such time.

                  "REQUISITE LENDERS" means, at any time, (i) with respect to the aggregate Pro Rata Shares of the Banks, such Banks whose Pro Rata Shares exceed fifty percent of such aggregate amount plus (ii) with respect to the aggregate Pro Rata Shares of the Noteholders, such Noteholders whose Pro Rata Shares exceed fifty percent of such aggregate amount.

                  2. Appointment; Nature of Relationship. Each of the Lenders hereby designates and appoints Bank One as its Collateral Agent under this Agreement and the Collateral Documents, and each of the Lenders hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Collateral Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. The Collateral Agent agrees to act as such on the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term "Collateral Agent," it is expressly understood and agreed that the Collateral Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Collateral Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the Collateral Documents. In its capacity as the Lenders' contractual representative, the Collateral Agent (i) does not assume any fiduciary


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duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Collateral Documents. Each of the Lenders agrees to assert no claim against the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

                  3. Powers and Duties. The Collateral Agent shall have and may exercise such powers under the Collateral Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the Collateral Documents, except any action specifically required by this Agreement or any of the Collateral Documents to be taken by the Collateral Agent or directed by the Requisite Lenders in accordance with the terms hereof. The Collateral Agent shall not take any action which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document.

                  4. Authorization to Execute Collateral Documents. If the Collateral Agent receives written notice from either the Agent or a Noteholder at any time or from time to time hereunder that Collateral Documents are required pursuant to the Bank Credit Agreements or the Note Agreements in connection with the grant of a security interest in and lien against the assets of the Company, Ag-Chem Equipment Canada, Ltd., and/or a Guarantor, the Collateral Agent is authorized to and shall execute and deliver such Collateral Documents as the Agent or such Noteholder shall direct requiring execution and delivery by it and is authorized to and shall accept delivery from the Company of such Collateral Documents as the Agent or the Noteholder shall direct which do not require execution by the Collateral Agent.

                  5. Direction by Requisite Lenders. Except as otherwise provided in this Section 5, the Collateral Agent shall take any action with respect to the Collateral and the Collateral Documents directed in writing by (and only as directed in writing by) the Requisite Lenders. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take any such action
(i) which is in conflict with any provisions of applicable law or of this Agreement or any Collateral Document or (ii) with respect to which the Collateral Agent, in its opinion, shall not have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it as a result of compliance with such direction. Under no circumstances shall the Collateral Agent be liable for following the written direction of the Requisite Lenders. In each instance in which the Requisite Lenders deliver a written direction to the Collateral Agent pursuant hereto, the Collateral Agent shall promptly send a copy of such written direction to each Lender that is not included in such Requisite Lenders.

                  6. Notice of Actionable Default. Any Lender or Lenders may give the Collateral Agent a Notice of Default or a Notice of Actionable Default in the manner provided in Section 32 and shall give a copy of such Notice of Default or Notice of Actionable Default to each of the other Lenders. If and only if the Collateral Agent shall have received a Notice of Actionable Default, the Collateral Agent shall, if directed in writing by the Requisite Lenders,


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exercise the rights and remedies provided in this Agreement and in any of the
Collateral Documents.

                  7. Remedies. Each of the Lenders hereby irrevocably agrees that the Collateral Agent shall be authorized, after the occurrence of an Actionable Default and at the direction of the Requisite Lenders or incidental to any such direction, for the purpose of carrying out the terms of this Agreement and any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof, including, without limiting the generality of the foregoing, to the extent permitted by applicable law, to do the following:

                           (i) to ask for, demand, sue for, collect, receive and
                  give acquittance for any and all moneys due or to become due with respect to the Collateral (except that, without the consent of all Lenders, the Collateral Agent shall not accept any Obligations in whole or partial consideration from the disposition of any Collateral),

                           (ii) to receive, take, endorse, assign and deliver
                  any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Agreement or any of the Collateral Documents,

                           (iii) to commence, file, prosecute, defend, settle,
                  compromise or adjust any claim, suit, action or proceeding with respect to the Collateral,

                           (iv) to sell, transfer, assign or otherwise deal in
                  or with the Collateral or any part thereof pursuant to the terms and conditions of this Agreement and the Collateral Documents, and

                           (v) to do, at its option and at the expense and for
                  the account of the Lenders (to the extent the Collateral Agent shall not be reimbursed by the Company) at any time or from time to time, all acts and things which the Collateral Agent deems reasonably necessary to protect or preserve the Collateral and to realize upon the Collateral.

                  8. The Collateral Account. Upon receipt by the Collateral Agent of a Notice of Actionable Default, and until such time as the Event of Default described therein is cured, the Collateral Agent shall establish and maintain at its principal office an interest-bearing account that shall be entitled the "Ag-Chem Collateral Account." All moneys received by the Collateral Agent with respect to Collateral after receipt of a Notice of Actionable Default shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9. In addition, any other payments received, directly or indirectly, by any Lender of or with respect to any of the Obligations (including, without limitation, any payment by any Guarantor under any Guaranty) after giving or receiving a Notice of Actionable Default (excluding any payments distributed to any Lender by the Collateral Agent in accordance with Section 9) or after the Banks have terminated the Commitments, any payment


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received by any Lender with respect to any of the Obligations in an insolvency or reorganization proceeding with respect to the Company or any Guarantor, and any amount set off by any Lender with respect to any of the Obligations, shall promptly be delivered to the Collateral Agent and thereafter shall be held, applied and/or disbursed by the Collateral Agent in accordance with Section 9. The Collateral Account at all times shall be subject to the exclusive dominion and control of the Collateral Agent.

                  9. Application of Moneys. (a) All moneys held by the Collateral Agent in the Collateral Account shall be distributed by the Collateral Agent on each Distribution Date as follows:

                           FIRST: To the Collateral Agent in an amount equal to
                  the Agent's Expenses that are unpaid as of such Distribution Date, and to any Lender that has theretofore advanced or paid any such Agent's Expenses in an amount equal to the amount thereof so advanced or paid by such Lender prior to such Distribution Date;

                           SECOND: To the Lenders and the Agent pro rata in
                  proportion to the respective amounts of the Obligations owed by the Company to the Lenders and the Agent under the Lender Documents as of such Distribution Date; and

                           THIRD: Any surplus remaining after payment in full in
                  cash of all Agent's Expenses and all of the Obligations shall be paid to the Company, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, provided that if any Lender shall have notified the Collateral Agent in writing that a claim is pending for which such Lender is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which the Company continues to be contingently liable, and amounts payable by the Company with respect thereto are secured by the Collateral, the Collateral Agent shall continue to hold the amount specified in such notice in the Collateral Account until the Company's liability with respect thereto is discharged or released to the satisfaction of such Lender.

NOTWITHSTANDING THE FOREGOING, EXCEPT FOR ANY SURPLUS UNDER CLAUSE THIRD ABOVE, THE COLLATERAL AGENT SHALL NOT BE REQUIRED (UNLESS DIRECTED BY THE REQUISITE LENDERS) TO MAKE A DISTRIBUTION ON ANY DISTRIBUTION DATE IF THE BALANCE IN THE COLLATERAL ACCOUNT AVAILABLE FOR DISTRIBUTION ON SUCH DISTRIBUTION DATE IS LESS THAN $1,000. THE COLLATERAL AGENT SHALL NOT BE RESPONSIBLE FOR ANY LENDER'S APPLICATION (OR ORDER OF APPLICATION) OF PAYMENTS RECEIVED BY SUCH LENDER FROM THE COLLATERAL AGENT HEREUNDER TO THE OBLIGATIONS OWING TO SUCH LENDER. FOR THE PURPOSE OF DETERMINING THE AMOUNTS TO BE DISTRIBUTED PURSUANT TO CLAUSE SECOND OF SUBSECTION (a) ABOVE WITH RESPECT TO THE UNDRAWN AMOUNTS OF THE OUTSTANDING LETTERS OF CREDIT, SUCH UNDRAWN AMOUNTS SHALL BE REDUCED BY ANY AMOUNTS HELD AS COLLATERAL PURSUANT TO SUBSECTION (b) OF THIS SECTION 9.

                  (b) Any distribution pursuant to clause SECOND of subsection
(a) above with respect to the undrawn amount of any outstanding Letter of Credit shall be paid to the Agent to be held as collateral for the Banks constituting Long-Term Lenders and disposed of as provided in this subsection (b). On each date on which a payment is made to a beneficiary pursuant to a


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draw on a Letter of Credit, the Agent shall distribute to the Banks constituting
Long-Term Lenders from the amounts held pursuant to this subsection (b) for application to the payment of the reimbursement obligation due to such Banks with respect to such draw an amount equal to the product of (1) the total amount then held pursuant to this subsection (b), and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on such Letter of Credit, the Agent shall distribute from the amounts held pursuant to this subsection (b) an amount equal to the product of
(1) the total amount then held pursuant to this subsection (b) and (2) a fraction the numerator of which is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed as provided in clause SECOND of subsection (a) above. At such time as no Letters of Credit are outstanding, any remaining amount held pursuant to this subsection
(b), after the distribution therefrom as provided above, shall be distributed as provided in clause SECOND of subsection (a) above.

                  10. Information from Lenders. Each of the Lenders hereby agrees, promptly upon request by the Collateral Agent, to provide to the Collateral Agent in writing such information regarding the Obligations held by such Lender as may be reasonably required by the Collateral Agent at any time to determine such Lender's Pro Rata Share or to calculate distributions to such Lender from the Collateral Account. Each Lender shall notify the Collateral Agent in writing promptly following the repayment in full of all Obligations owing to such Lender.

                  11. Limitation on Collateral Agent's Duties in Respect of Collateral. Other than the Collateral Agent's duties set forth in this Agreement and the Collateral Documents as to the custody of Collateral and the proceeds thereof received by the Collateral Agent hereunder and thereunder and the accounting to the Company, the Guarantors, Ag-Chem Equipment Canada, Ltd. and the Lenders therefor, the Collateral Agent shall have no duty to the Company, the Guarantors, Ag-Chem Equipment Canada, Ltd. or the Lenders with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.

                  12. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender and based on the financial information provided by the Company and its Subsidiaries and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Collateral Documents.


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                  13. Exculpation. Neither the Collateral Agent nor any of its
directors, officers, affiliates, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made by the Company, Ag-Chem Equipment Canada, Ltd., or any Guarantor in connection with any Collateral Document or Guaranty; (ii) the performance or observance of any of the covenants or agreements of the Company, Ag-Chem Equipment Canada, Ltd., or any Guarantor under any Collateral Document or Guaranty; (iii) the satisfaction or observance of any condition or covenant specified in any of the Lender Documents; (iv) the existence or possible existence of any default under any of the Lender Documents or any Actionable Default; (v) the validity, enforceability, effectiveness or genuineness of any Collateral Document, Guaranty or any other instrument or writing furnished in connection herewith; (vi) the validity, perfection or priority of any security interest or lien created under any Collateral Document; or (vii) the financial condition of the Company or any of its Subsidiaries.

                  14. Employment of Agents and Counsel. The Collateral Agent may execute any of its duties as the Collateral Agent hereunder and under any Collateral Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Collateral Agent and the Lenders and all matters pertaining to the Collateral Agent's duties hereunder and under the Collateral Documents.

                  15. Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which may be employees of the Collateral Agent.

                  16. Collateral Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Collateral Agent ratably in proportion to their respective Pro Rata Shares as of the date of the occurrence of the event as to which such reimbursement or indemnification is being made (i) for any amounts not reimbursed by the Company, Ag-Chem Equipment Canada, Ltd., or any Guarantor, under its Collateral Documents or Guaranty, as applicable,
(ii) for any other expenses incurred by the Collateral Agent, on behalf of the Lenders, in connection with the preservation or protection of the Collateral or the validity, perfection or priority of the Collateral Agent's interest therein or the enforcement of the Collateral Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the Collateral Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the


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Collateral Agent. The agreements in this Section 16 shall survive the repayment of the Obligations and the termination of the other provisions of this Agreement.

                  17. Rights as a Lender. Notwithstanding that Bank One is acting as the Collateral Agent hereunder, Bank One in its individual capacity shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Collateral Agent, and the term "Lender" or "Lenders" shall include Bank One in its individual capacity.

                  18. Successor Collateral Agent. The Collateral Agent may resign at any time by giving not less than thirty days' prior written notice thereof to the Lenders and the Company, Ag-Chem Equipment Canada, Ltd., and the Guarantors, and the Collateral Agent may be removed at any time with or without cause by written notice received by the Collateral Agent from the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint, on behalf of the Lenders, a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty days after the retiring Collateral Agent's giving notice of resignation, then the retiring Collateral Agent may appoint, on behalf of the Lenders, a successor Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the Collateral Documents. No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents. Any replacement Collateral Agent shall be a bank, trust company, or insurance company having capital, surplus, and undivided profits of at least $250,000,000. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the Collateral Documents.

                  19. Partial Release. If the Collateral Agent receives written notice from the Agent and the Noteholders that the lien on any Collateral granted pursuant to any Collateral Document is required to be released pursuant to a transaction permitted by the terms of the Bank Credit Agreements and the Note Agreements, the Collateral Agent shall promptly release such Collateral in accordance with the directions of the Agent and the Noteholders.

                  20. Release and Termination. All of the Collateral shall be released and this Agreement shall be terminated on the earlier of:

                  (a) the date on which (i) the Collateral Agent shall have received from each of the Lenders written notice that all Obligations owing to such Lender have been paid in full and (ii) all Agent's Expenses shall have been paid in full; or

                  (b) the date on which (i) the Collateral Agent shall have received written notice from the Agent and the Noteholders directing the

         Collateral Agent to release the Collateral and stating that the Banks and the Noteholders have consented to such release under the terms of the Bank Credit Agreements and the Note Agreements, and (ii) all Agent's Expenses shall have been paid in full.

                  21. Amendments and Waivers of Collateral Documents. The Collateral Agent shall not execute or deliver any amendment or waiver with respect to any Collateral Document except at the direction or with the consent of the Requisite Lenders.

                  22. No Liability to Noteholders. Notwithstanding any other provision of this Agreement or any provision of any Collateral Document, none of the Banks, the Agent or the Collateral Agent shall have any liability to any Noteholder as a result of any invalidity or lack of perfection or priority with respect to any Collateral.

                  23. Notices With Respect to Lender Documents. Each of the Agent and each Noteholder agrees to use its best efforts to give to the other
(a) copies of any notice of the occurrence or existence of any default in payment of the Obligations sent to the Company and/or any Subsidiary of the Company, simultaneously with the sending of such notice to the Company and/or such Subsidiary, and (b) notice of any acceleration of the Loans or the Notes, promptly upon such acceleration, but the failure to give any of the foregoing notices shall not affect the validity of such notice of default or such acceleration or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party.

                  24. No Other Security. Neither the Agent nor any Lender shall take or receive a security interest in or lien upon any of the property or assets of the Company or any of its Subsidiaries as security for the Obligations other than pursuant to this Agreement and the Collateral Documents or as security for any other obligations of the Company or any of its Subsidiaries other than the Obligations. Neither the Agent nor any Lender shall take or receive any guaranty for the benefit of any obligations of the Company or its Subsidiaries other than the Guarantees. The existence of rights of setoff shall not be prohibited; provided, that neither the Agent nor any Lender shall exercise any such rights of setoff against the property of the Company or any of its Subsidiaries or any Guarantor unless (i) a Notice of Actionable Default has been given and the Requisite Lenders shall have consented in writing to such exercise and (ii) all amounts realized from such exercise are delivered to the Collateral Agent as required by Section 8.

                  25. Accounting; Invalidated Payments. (a) The Agent and each Lender agrees to render an accounting to any of the others of the outstanding amounts of the Obligations, of receipts of payments from the Company, any Subsidiary of the Company and any Guarantor and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request.

                  (b) To the extent that any payment received by any Lender pursuant to a distribution under Section 9(a) hereof is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each other Lender that received a payment pursuant to such distribution shall purchase from the Lender whose payment was invalidated (the "AFFECTED LENDER"), at such time as the Affected Lender is required to return or repay such payment, an undivided participation interest in the Affected Lender's Obligations in an amount such that after such purchase the amount of such distribution (after deduction of the invalidated payment) shall have been shared ratably among the Lenders as contemplated by Section 9(a) hereof.

                  26. Continuing Agreement. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until terminated in accordance with Section 20. Without limiting the generality of the foregoing, this Agreement shall survive the commencement of any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding involving the Company, a Subsidiary of the Company or a Guarantor. The Agent and each Lender agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations pursuant to any distribution hereunder is rescinded or must otherwise be restored by the Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Company, a Subsidiary of the Company or a Guarantor or otherwise, as though such payment had not been made.

                  27. Representations and Warranties. Each of the parties hereto severally represents and warrants to the other parties hereto that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder, and that no governmental or other authorizations are required in connection herewith, and that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity.

                  28. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Collateral Agent, the Agent, the Lenders and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, if any Lender assigns or otherwise transfers (in whole or in part) to any other person or entity the Obligations to such Lender under the Bank Credit Agreements or the Note Agreements, such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement.

                  29. No Reliance by Company. None of the Company, any Subsidiary of the Company, or any Guarantor shall have any rights under this Agreement or be entitled, in any manner whatsoever, to rely upon or enforce, or to raise as a defense, the provisions of this Agreement or the failure of the Collateral Agent, the Agent or any Lender to comply with such provisions.

                  30. Other Proceedings. Nothing contained herein shall limit or restrict the independent right of the Agent or any Lender to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or to be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any questions concerning the post-petition usage of collateral and post-petition financing arrangement; provided that neither the Agent nor any Lender shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any of the Obligations. The Collateral Agent shall not have the right to compromise the pre-petition adequate protection rights of the Lenders with respect to the post-petition usage of cash collateral or other post-petition financing without the consent of the Requisite Lenders.

                  31. Amendments and Waivers. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Lender, the Agent or the Collateral Agent herefrom, shall in any event be effective unless the same shall be in writing and signed by each Noteholder, the Agent, on behalf of the Banks, and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent of the Company, a Subsidiary Borrower, or a Guarantor shall be required for any such amendment, waiver or departure unless it relates to a provision of this Agreement expressly binding upon the Company, such Subsidiary Borrower, or such Guarantor.

                  32. Notices. All notices and other communications provided to any party under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth (a) in the case of the Agent, the Collateral Agent and each of the Banks, on Annex I hereto, (b) in the case of the 2001 Noteholder, on Annex II hereto, (c) in the case of the 2005 Noteholder, on Annex III hereto, (d) in the case of the Company, the Subsidiary Borrowers or any Guaranty, on Annex IV hereto, or (e) in any case, at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; and notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden or proving receipt shall be on the transmitting party. So long as no default shall have occurred and be continuing under the Bank Credit Agreements or the Note Agreements, each of the Agent and each Noteholder agrees to use its best efforts to send to the Company a copy of any notice such party gives to the other under this Agreement, but the failure to send such copy to the Company shall not affect the validity of such notice or create a cause of action against or cause a forfeiture of any rights of the party failing to send such copy or create any claim or right on behalf of the Company or any of its Subsidiaries.

                  33. No Waiver. No failure or delay on the part of any Lender, the Agent or the Collateral Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof of the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  34. Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  35. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  36. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                  37. Counterparts. This Agreement may be separately executed and delivered in counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to constitute one and the same Agreement. Facsimile transmission of the signature of any party hereto shall be effective as an original signature.

                  38. Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

               The remainder of this page is intentionally blank.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

                                    BANK ONE, NA, having its principal office in Chicago, Illinois, formerly known as The First National Bank of Chicago, as Agent for itself an on behalf of the Banks and as Collateral Agent hereunder

                                    By:  /s/ Kevin Gillen
                                        ----------------------------------------
                                    Title:   Vice President
                                           -------------------------------------


                                    BANK ONE CANADA, as a Bank


                                    By:  /s/ Randall Taylor
                                        ----------------------------------------
                                    Title:   Sr. Vice President
                                           -------------------------------------


                                    HARRIS TRUST AND SAVINGS BANK, as a Bank


                                    By:  /s/ Catherine Ciolek
                                        ----------------------------------------
                                    Title:   Vice President
                                           -------------------------------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    INTERNATIONAL", NEW YORK BRANCH, as a Bank


                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------


                                    C.M. LIFE INSURANCE COMPANY, as a 2001
                                    Noteholder


                                    By: David Babson and Company Incorporated,
                                    as Investment Sub-Adviser

                                    By:  /s/ Richard E. Spencer II
                                        ----------------------------------------
                                    Title:   Managing Director
                                           -------------------------------------


                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a 2005 Noteholder


                                    By:  /s/ William S. Engelking
                                        ----------------------------------------
                                    Title:   Vice President
                                           -------------------------------------


Acknowledged by:

AG-CHEM EQUIPMENT CO., INC.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

AG-CHEM EQUIPMENT CANADA, LTD.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

AG-CHEM EUROPE, B.V.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

AG-CHEM SALES CO., INC.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

LOR*AL PRODUCTS, INC.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

AG-CHEM MANUFACTURING, INC.


By:  /s/ John Retherford
    -------------------------------------
Title:   CFO
       ----------------------------------

ANNEX I

SHORT-TERM LENDERS: The following are the "Short-Term Lenders":

Bank One, NA
1 Bank One Plaza
Chicago, Illinois 60670
Attention: Jenny Gilpin
Facsimile: 312-732-1117

Cooperatieve Centrale Raiffeisen-Boerenleenbank
  B.A., "Rabobank International", New York branch
245 Park Avenue
New York, New York 10167
Attention: Corporate Services Department
Facsimile: 212-818-0233

Harris Trust and Savings Bank
111 West Monroe Street
10th Floor West
Chicago, Illinois 60603
Attention: Andrew Claar
Facsimile: 312-293-5040

LONG-TERM LENDERS: The Short-Term Lenders and the following constitute the "Long-Term Lenders":

Bank One Canada
161 Bay Street, Suite 4240
Toronto, Ontario M5J 2S1
Canada
Attention: Jerry Hynes
Facsimile: 416-363-7574

                                    ANNEX II

2001 NOTEHOLDER:  The following is the "2001 Noteholder":

C.M. Life Insurance Company
c/o The Bank of New York
P.O. Box 19266
Attention: P&I Department
Newark, NJ 07195

                                    ANNEX III

2005 NOTEHOLDER:  The following is "2005 Noteholder":

The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Capital Group
180 N. Stetson Street - Suite 5600
Chicago, Illinois 60601-6716
Attention:  Managing Director
Facsimile: 312-540-4272

                                    ANNEX IV

GUARANTORS: The following are "Guarantors":

Ag-Chem Sales Co., Inc.
Ag-Chem Equipment Canada, Ltd.
Lor*Al Products, Inc.
Ag-Chem Manufacturing, Inc.


NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to the Company, the Subsidiary Borrowers, and/or any Guarantor shall be delivered to the following:

Ag-Chem Equipment Co., Inc.
5720 Smetana Drive
Minnetonka, Minnesota 55343
Attention:  John Retherford
Facsimile: 612-933-8799